Item 99.2 Additional Exhibits








                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------


     I, John S. Adams, the Chief Financial Officer of Old Republic International
Corporation   (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents the financial condition and results of operations of the Company.


Dated:   May 8, 2003


                                                /s/ John S. Adams
                                                -------------------------------
                                                John S. Adams
                                                Senior Vice President and
                                                Chief Financial Officer


(A signed original of this written statement required by Section 906 has been provided to Old Republic International Corporation and will be retained by Old Republic International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.)